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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                         -----------------------------

                                  FORM 8-K/A

                      AMENDMENT TO APPLICATION OR REPORT


                        Pursuant to Section 12 or 15(d)
                    of the Securities Exchange Act of 1934


                             SBS TECHNOLOGIES, INC.

                                AMENDMENT NO. 1

                         -----------------------------

     The undersigned hereby amends financial statements, exhibits, or other portions of its Current Report on Form 8-K filed December 9, 1997, as set forth in the pages attached hereto.

       Date of Report (Date of earliest event reported): November 24, 1997



       New Mexico                    1-10981                   85-0359415
 ------------------------     ---------------------     -----------------------
 (State of Incorporation)     (Commission File No.)     (IRS Employer I.D. No.)


   2400 Louisiana Blvd, NE AFC Bldg 5-600 Albuquerque, New Mexico      87110
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       (Address of principal executive offices)                      (Zip code)



     Registrant's telephone number, including area code: (505) 875-0600
                                                         --------------

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ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

The audited financial statements and exhibits required under Item 7 have been completed and are filed herewith electronically as Exhibit VE2 of the Purchase Agreement. The Registrant will file the proforma financial statements and exhibits within the required extension period. The Purchase Agreement among Micro Alliance, Jeffrey Huston, Edward Larson, Sherrin W. Larson and the Registrant dated November 24, 1997 and the Exhibits thereto are filed herewith electronically.

Exhibit 23.1 Consent of KPMG Peat Marwick is filed with this amendment.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        SBS TECHNOLOGIES, INC.


Date: December 10, 1997                 By: /s/  J. E. Dixon
                                            ----------------------------------
                                        James E. Dixon, Vice President
                                        Finance and Administration

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                     SBS TECHNOLOGIES, INC. AND SUBSIDIARIES
                                 EXHIBIT INDEX




Exhibit Number               Description                      Method of Filing
--------------         -----------------------------------    ----------------

10.aa                  Purchase Agreement among Micro              **
                       Alliance, Jeffrey Huston, Edward
                       Larson, Sherrin W. Larson and the
                       Registrant dated November 24, 1997

23.1                   Consent of KPMG Peat Marwick LLP       Filed herewith
                                                              electronically


**Incorporated by reference to Exhibit 10.aa to the Registrant's Form 8-K filed December 9, 1997.